UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2008

Commission File No. 000-30911

THE PBSJ CORPORATION

(Exact name of registrant as specified in its charter)

FLORIDA	59-1494168
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

5300 W. CYPRESS STREET, Suite 200

TAMPA, FLORIDA 33607

(Address of principal executive offices)

(813) 282-7275

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2008, Todd Kenner, a Director of The PBSJ Corporation (the “Company”) and the President of its chief subsidiary, PBS&J, submitted his written resignation. The effective date of Mr. Kenner’s resignation was August 22, 2008. Mr. Kenner’s resignation was for personal reasons and did not express any disagreement with the Company regarding its operations, policies or practices.

As is customary upon the retirement or resignation of a senior executive from the Company, the Registrant is in the process of negotiating mutually acceptable severance, non-compete and stock repurchase provisions with Mr. Kenner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The PBSJ Corporation

Dated: August 25, 2008	/s/ John B. Zumwalt, III
	By:	John B. Zumwalt, III
	Title:	Chief Executive Officer